SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 1, 2001

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                       Salomon Smith Barney Holdings Inc.
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               (Exact name of registrant as specified in charter)



         NEW YORK                      1-4346                  11-2418067
         --------                      ------                  ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices)(Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

On March 1, 2001, Salomon Smith Barney Holdings Inc. ("SSBH" or the "Company"), a New York corporation, engaged KPMG LLP ("KPMG") as the Company's independent accountants for the fiscal year 2001. The engagement of PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountant for the fiscal year 2000 was terminated on March 23, 2001 following the issuance of their report on the Company's consolidated financial statements for the year ended December 31, 2000. The decision to engage KPMG (and terminate PWC) was approved by the Company's Board of Directors in connection with a consolidation of the Company's independent accountants with those of its ultimate parent company. PWC will continue to provide an array of services to the Company.

The reports of PWC on the Company's consolidated financial statements for the years ended December 31, 2000, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2000, 1999 and 1998 and through March 23, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such years.

During the years ended December 31, 2000, 1999 and 1998 and through March 23, 2001, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933) with respect to the Company.

During the years ended December 31, 2000, 1999 and 1998, and through March 23, 2001, the Company did not consult with KPMG (other than in KPMG's capacity as the auditor of Citigroup Inc., the Company's ultimate parent) regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PWC with a copy of the preceding disclosures made in response to Item 304(a) of Regulation S-K and has requested PWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. A copy of PWC's letter, dated March 29, 2001, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

      16.1  Letter from PWC LLP dated March 29, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 29, 2001                    SALOMON SMITH BARNEY HOLDINGS INC.


                                          By: /s/ Shelley J. Dropkin
                                          Name: Shelley J. Dropkin
                                          Title: Assistant Secretary